SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            SECURITY BANC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           SECURITY BANC CORPORATION
               40 South Limestone Street, Springfield, Ohio 45502

                    Notice of Annual Meeting of Shareholders

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Security Banc Corporation will be held at The Springfield Inn, 100 South Fountain Avenue, Springfield, Ohio, 45502 on Tuesday, April 18, 2000 at 1:00 p.m. for the purpose of considering and voting upon the following matters.

1. To elect three directors of Class III to serve until the Annual Meeting of Shareholders in 2003 or until his respective successor is duly elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 29, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the meeting in person. However, if you do not expect to attend the meeting in person, please fill in, date, sign, and return the enclosed Proxy Card.



By Order of the Board of Directors

/s/J. William Stapleton
-----------------------
J. William Stapleton
Executive Vice President/Secretary

Springfield, Ohio
March 17, 2000

                           SECURITY BANC CORPORATION
                                PROXY STATEMENT
               40 South Limestone Street, Springfield, Ohio 45502
                                 March 17, 2000

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed form of proxy is being solicited on behalf of the Board of Directors of Security Banc Corporation for use at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting will be held on Tuesday, April 18, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at such meeting in accordance with any specifications thereon. Any proxy may be revoked at any time before it is exercised by receipt of later proxy, by receipt by the secretary of the Corporation of a revocation or by ballot at the meeting. The persons named as proxies were selected by the Board of Directors of the Corporation. The cost of the solicitation of proxies will be borne by the Corporation. In addition to using the mail, proxies may be solicited by personal interview, telephone and wire. Officers and regular employees of the Corporation and its subsidiaries will not receive any compensation for the solicitation of proxies.

VOTING SECURITIES

The Board of Directors has fixed the close of business on Tuesday, February 29, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, the outstanding capital stock of the Corporation consisted of 12,001,000 shares, par value $1.5625 per share, each of which is entitled to one (1) vote at the meeting. Each such share is entitled to one (1) vote on all matters properly coming before the Annual Meeting. Abstentions and broker non votes are counted as shares present at the meeting for purposes of determining the presence of a quorum and, except in the election of directors, have the effect of a vote against each matter considered by the shareholders.

PRINCIPAL SHAREHOLDERS

Set forth below is certain information about the only shareholders known by the Corporation to be a beneficial owner of more than 5% of the outstanding Common Shares of the Corporation as of December 31, 1999.

         Name and Address          Number of Shares Beneficially Owned         % of Common Shares
         ----------------          -----------------------------------         ------------------
Fleet National Bank, Co-Trustee                    681,168                             5.6%
159 E. Main Street
Rochester, New York 14604
Robert E. Harley, Co-Trustee
1 South Limestone Street
Springfield, OH 45501-1488
On Behalf of Jane P. B. Hollenbeck Trust

Security National Bank Trust Department          1,644,977                            13.6%
40 South Limestone Street
Springfield, OH 45502

PROPOSAL I: ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three (3) classes, with the terms of office of each class ending in successive years. The terms of Directors of Class III expire with this Annual Meeting. The directors of Class I and Class II will continue in office. The Shareholders are being asked to vote on the re-election of the three (3) Directors in Class III. Nominees are to be elected to serve until the 2003 Annual Meeting of Shareholders and until their respective successors are elected and have been qualified. It is intended that shares represented by the proxies will, unless contrary instructions are given, be voted for the three (3) nominees listed below. Although the Board of Directors does not expect that any nominee will be unavailable for election, in the event that vacancies occur unexpectedly, the shares will be voted for substitute nominees, if any.

The Board of Directors of the Corporation has, by resolution of the Board, fixed and determined the number of Directors at eleven (11) persons in accordance with
Article III, Section I of the Code of Regulations of the Corporation. All nominees are presently Directors of the Corporation.

Listed are the names of the three (3) nominees for election to the Board of Directors along with present Directors of Class I and Class II, their principal occupations and other directorships, their age, the year in which each first became a Director, the number of shares of the Corporation's Common Stock beneficially owned by each, directly or indirectly, as of the close of business on December 31, 1999, and the percent of the class represented by such shares.

                                  NOMINEES FOR DIRECTORS OF CLASS III
                           For Three Year Term Expiring Annual Meeting 2003

                                                                              Shares of
         Name                                                               Common Stock
         Position with                                                       Beneficially     Percent
         Corporation                                           Director          Owned           of
         Or Occupation                                  Age      Since        at 12-31-99       Class
         -------------                                  ---      -----        -----------       -----
Larry E. Kaffenbarger                                    58       1995          4,845             *
         President, Kaffenbarger Truck Equipment Co.

Chester L. Walthall                                      58       1994          4,072(1)          *
         President, Heat-Treating, Inc.

Robert A. Warren                                         56       1996         3,490              *
         President, Hauck Bros., Inc.


*Less than one percent (1%).

                                    MEMBERS OF BOARD OF DIRECTORS
                                         CONTINUING IN OFFICE
                                               CLASS I
                                  Term Expiring Annual Meeting 2001

                                                                              Shares of
         Name                                                               Common Stock
         Position with                                                       Beneficially     Percent
         Corporation                                           Director          Owned           of
         Or Occupation                                  Age      Since        at 12-31-99       Class
         -------------                                  ---      -----        -----------       -----
Harry O. Egger                                            60       1977          141,533(2)      1.2%
         Chairman of the Board, President and CEO
         Security Banc Corporation
         Chairman of the Board and CEO
         Security National Bank and Trust Co.

Scott A. Gabriel                                          41       1997           10,647(3)        *
         Director, President and CEO
         Third Savings & Loan Company
         Director, Security Banc Corporation

Dr. Karen E. Nagle                                        51       1998              640           *
         President and CEO
         Clark State Community College

Thomas J. Veskauf                                         68       1986            6,170(4)        *
         Partner: Gorman, Veskauf, Henson & Wineberg
         Attorneys at Law
                                    MEMBERS OF BOARD OF DIRECTORS
                                         CONTINUING IN OFFICE
                                               CLASS II
                                  Term Expiring Annual Meeting 2002

                                                                              Shares of
         Name                                                               Common Stock
         Position with                                                       Beneficially     Percent
         Corporation                                           Director          Owned           of
         Or Occupation                                  Age      Since        at 12-31-99       Class
         -------------                                  ---      -----        -----------       -----
Vincent J. Demana                                        59       1998          54,052(5)         *
         Chairman and CEO, Benjamin Steel Co., Inc.
         President, All State Steel Co., Inc.

Larry D. Ewald                                           61       1987          43,036(6)         *
         President, Process Equipment Co.

Richard E. Kramer                                        65       1988          32,659(7)         *
         Retired, President Fulmer Supermarkets, Inc.

James R. Wilson                                          60       1996          42,820(8)         *
         Director, President, and CEO
         Citizens National Bank
         Director, Security Banc Corporation.

*Less than one percent (1%).

The following statement pertains to the Nominees and Directors:

When appropriate, each nominee includes in his or her beneficial holdings of the Corporation's stock, shares held by or in trust for the respective nominee's spouse, minor children and/or relatives having the same home as the nominee, shares held by such nominee as fiduciary where the nominee has the right to vote or dispose of such shares.

(1)      Includes 3,032 shares held by the wife of Chester L. Walthall.

(2) Includes 60,359 shares owned by the wife of Harry O. Egger and options for 8,400 shares which are exercisable within 60 days of December 31, 1999.

(3)      Includes 185 shares owned by the wife of Scott A. Gabriel.

(4) Includes 1,790 shares owned by the wife of Thomas J. Veskauf and includes 100 shares held in trust by wife.

(5)      Includes 2,100 shares owned by the wife of Vincent J. Demana.

(6) Includes 15,352 shares owned by the wife of Larry D. Ewald and includes 8,000 shares held in a trust as to which Larry D. Ewald, as co-trustee, shares investment and voting power.

(7) Includes 2,379 shares owned by the wife of Richard E. Kramer and includes 25,216 shares held in trust as to which Richard E. Kramer has shared investment and voting power.

(8) Includes 522 shares held by the wife of James R. Wilson, includes 14,300 shares held jointly by his wife and children and includes 4,948 shares held in trust by his wife.


BENEFICIAL OWNERSHIP OF MANAGEMENT


                                          Shares of
                                          Common Stock
                                          Beneficially        Percent
                                             Owned              of
         Name                             at 12-31-99          Class
         ----                             -----------          -----
         Harry O. Egger                    141,533(1)          1.2%
         James R. Wilson                    42,820(2)            *
         Scott A. Gabriel                   10,647(3)            *
         William C. Fralick                 32,647(4)            *
         J. William Stapleton               39,389(5)            *

(1) See footnote number (2) under Board of Directors.
(2) See footnote number (8) under Board of Directors.
(3) See footnote number (3) under Board of Directors.
(4) Includes 8,000 shares owned by the wife of William C. Fralick and options for 8,400 shares which are exercisable within 60 days of December 31, 1999.
(5) Includes 13,230 shares owned by the wife of J. William Stapleton and options for 2,800 shares which are exercisable within 60 days of December 31, 1999.

As of December 31, 1999, the Directors and Executive Officers of the Corporation, as a group, beneficially owned an aggregate of 520,579 shares of the Corporation's Common Stock which constitutes approximately four point three percent (4.3%) of the shares outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Corporation and owners of more than 10% of the outstanding Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of Common Shares. Copies of these reports also must be furnished to the Corporation.

Based solely upon a review of copies of the forms filed under Section 16(a), the Corporation believes that all filing requirements applicable to such reporting persons with respect to 1999 were complied with, except that the initial Form 3 filing on behalf of Vincent J. Demana was incorrect and his subsequent purchase of 8,100 shares at market was not reported until January, 2000. In January, 2000, Daniel M. O'Keefe also filed a Form 5 disclosing the ownership of 2000 shares held in street name which he previously had not reported.

MEETINGS OF THE CORPORATION BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

During 1999, the Corporation's Board of Directors held five (5) scheduled meetings. All of the directors attended at least seventy-five percent (75%) of the scheduled meetings of the Board of Directors and each committee of the Board.

The membership of the Executive Committee rotates on a regularly scheduled basis. Those members of the Committee at December 31, 1999 were Directors Demana, Egger, Kaffenbarger, Veskauf, and Walthall. The Executive Committee is empowered to exercise powers and perform all duties of the Board of Directors when the Board is not in session. The Executive Committee met four (4) times in 1999.

The Executive Compensation Committee of the Corporation is composed of Directors Ewald, Kaffenbarger, Kramer, and Walthall. The Executive Compensation Committee met six (6) times in 1999. The function of the Executive Compensation Committee is to establish and execute compensation policy and programs for executives of the organization. The Audit Committee of the Corporation is composed of members of the Board of Directors rotating on a regularly scheduled basis among the Directors who are not employed by the Corporation or its subsidiaries. Directors Ewald, Kaffenbarger, Nagle, and Walthall were members of the Committee as of December 31, 1999.

The Audit Committee met four (4) times in 1999. The function of the Audit Committee consists of reviewing, with the Company's internal auditor and the independent auditors, the scope and results of procedures for auditing and the adequacy of the system of internal controls.

The Corporation has no standing Nominating Committee. Nominations for election to the Board of Directors will receive full consideration by the Executive Committee. Shareholders desiring to make nominations for election to the Board of Directors need to comply with the procedures described in the section entitled "Shareholder Proposals".

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

This Committee deals with compensation issues as they pertain to executive officers.

When the compensation and benefit package for the Chief Executive Officer is on the meeting agenda, the Committee sets aside time to discuss these matters without Mr. Egger and other officers of the Corporation being present. During these sessions, the members of the Committee debate the merits of the matters under consideration and, as part of these discussions, generally consider the Corporation's financial performance and Midwest Peer Group specific comparative compensation data. In the past, the CEO compensation has been below the comparative compensation of the Midwest Peer Group, whereas, the financial performance of the Corporation has been above the norm as it relates to the Peer Group. The Committee also considers factors such as Mr. Egger's leadership, experience, knowledge, board communications, Corporation's community involvement and strategic recommendations, as well as the Corporation's positioning for future performance. Although the Committee does not place any particular relative weight on any one of the foregoing factors, the Corporation's financial performance as it relates to increasing shareholder value is generally a key factor. All of these decisions regarding the components of Mr. Egger's compensation and the rationale are reported to the Board without Mr. Egger and other officers present.

Based on the performance of the Corporation, the Committee believes Mr. Egger's compensation is a fair reflection of the services he performs for the Corporation.

In addition, the Committee approved compensation recommendations for all other named executive officers of the Corporation. Executive Officer salary and bonus are based on performance, and appraisals, along with favorable corporate financial performance.

                  The Executive Compensation Committee Members
                          Larry D. Ewald
                          Larry E. Kaffenbarger
                          Richard E. Kramer, (Committee Chairperson)
                          Chester L. Walthall

PERFORMANCE GRAPH

The graph summarizes cumulative return (assuming reinvestment of dividends on a quarterly basis) experienced by the Corporation's shareholders over the years 1995 through 1999, compared to the S&P 500 Stock Index, and the NASDAQ Bank Index.




                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]



                      NASDAQ        S & P 500        SBC
                   Bank Stocks
---------------------------------------------------------
12/31/1994             100            100          100
12/31/1995             144.81         134.11       122.06
12/31/1996             182.69         161.29       166.58
12/31/1997             298.85         211.30       243.39
12/31/1998             263.68         267.65       416.72
12/31/1999             242.63         319.91       262.58






Assumes $100 invested on 12-31-94 in Security Banc Corporation Common Stock, NASDAQ Bank Index, and S&P 500.

The financial information upon which the S & P 500 and NASDAQ Bank Index, has been compiled from information issued by the companies themselves or other secondary sources.

EXECUTIVE COMPENSATION
The following table is a summary of certain information concerning the compensation paid to, or earned by, the Corporation/Bank's chief executive officer and each of the Corporation/Bank's four other most highly compensated executive officers (the "named executives") during each of the last three (3) years.

                                                   SUMMARY COMPENSATION TABLE
                                                                                                              Long
                                                                                                              Term
                                                                                ANNUAL COMPENSATION          Compen-
                                                                          --------------------------------   sation
                                                                                                Other        Award
                                                                                               Annual        Stock      All Other
              Name and Principal                                           Salary   Bonus    Compensation   Options  Compensation(1)
                    Position                                   Year          $         $          $            $            $
 ----------------------------------------------------------------------------------------------------------------------------------
       Harry O. Egger
                  Director, Chairman of the Board,
                  President and CEO                           1999        400,200        0         0            0          7,856
                  Security Banc Corporation;                  1998        400,200  125,000         0        5,800          7,910
                  Director, Chairman of the Board and CEO     1997        385,200  100,000         0            0          7,619
                  Security National Bank

         James R. Wilson                                      1999        183,000   12,000         0            0         15,456
                  Director - Security Banc Corporation;       1998        175,000   10,000         0        4,000         12,729
                  Director, President, and CEO                1997        165,500   10,500         0            0         25,589
                  Citizens National Bank

         Scott A. Gabriel
                  Director - Security Banc Corporation;       1999        142,000   15,000         0            0          4,883
                  Director, President and CEO                 1998        132,000   13,000         0        4,000          4,968
                  Third Savings & Loan Company                1997        122,364   10,000         0            0          5,191

         William C. Fralick
                  Vice President - Security Banc Corporation; 1999        163,200  25,000          0            0          5,884
                  Director and President                      1998        150,200  20,000          0        4,000          5,900
                  Security National Bank                      1997        138,520  16,000          0            0          5,562

         J. William Stapleton
                  Executive Vice President and CFO            1999        163,200  25,000          0            0          5,884
                  Security Banc Corporation;                  1998        150,200  20,000          0        4,000          5,900
                  Director, Executive Vice President and CFO  1997        138,520  16,000          0            0          5,095
                  Security National Bank

(1) All amounts shown represent funds contributed or allocated pursuant to the 401 (K) Profit Sharing Savings Plan and Fringe Benefit Plans by the Corporation.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors of the Corporation are not paid a fee for serving on the Corporate Board. However, Corporation Directors serving on an Affiliate Bank Board are receiving a single annual retainer of $1,200 and a fee of $800 per meeting attended ($200 per committee meeting). Corporation Directors and Executive Officers, who are also employees of any of the affiliates of the Corporation, receive no Board fees.

Pursuant to a Deferred Compensation Plan, corporate directors may annually defer any amount of their compensation as directors of an affiliate until age seventy
(70) or until they cease to serve on the Board, whichever occurs last.

EMPLOYMENT AGREEMENTS

Executives as listed in the Summary Compensation Table:
Employment agreements were executed with each executive named in the "Summary Compensation Table". The agreements are automatically extended each month providing a continuing three (3) year employment contract for Harry O. Egger and two (2) year employment contracts for the other named individuals.

Other Agreements:

James R. Wilson and Citizens National Bank entered into an agreement which by the terms will require the Bank to make payments upon his retirement or disability. Terms of the agreement require that, upon his normal retirement, he will receive $50,000 annually for a period of 10 years. In the event of death prior to retirement, his wife will receive $75,000 annually for a period of 10 years.

PROFIT SHARING PLAN

All employees of the Corporation and its affiliates become eligible participants in the Corporation's Profit Sharing Plan when they have completed one (1) year of eligibility service; have worked at least five hundred (500) hours and are at least age twenty-one (21). Eligible participants may make contributions to the plan by deferring up to fifteen percent (15%) of their annual earnings.

The Board of Directors of the Corporation annually determines the matching contribution to the plan. For the plan year ended December 31, 1999 and December 31, 1998, the matching contribution was fifty percent (50%) of the employee's contribution up to the first six percent (6%) of annual earnings contributed by the participant.

Employee contributions are one hundred percent (100%) vested immediately. The matching contributions are vested at twenty percent (20%) for each year of eligibility service, based on five (5) year vesting schedule.

RETIREMENT PLANS

Pension Plan:

The following table shows estimated annual benefits payable for life to participants upon retirement at age sixty-five (65) in 1999 under the Security Banc Corporation Pension Plan based upon combinations of compensation levels and years of service.

PENSION PLAN TABLE

                 Approximate Annual Retirement Benefit Upon Retirement at Age 65
                                Before Adjustments (1) (2) (3)
     Average Annual
         Salary (3)        10       15      20       25     30 or more
         ----------        --       --      --       --     ----------
         150,000         32,066   48,099   64,132   80,165   96,198
         200,000         37,423   59,131   80,839  102,547  124,255
         300,000         39,169   63,059   86,949  110,839  130,000(4)
         400,000         39,169   63,059   86,949  110,839  130,000(4)
         500,000         39,169   63,059   86,949  110,839  130,000(4)
         600,000         39,169   63,059   86,949  110,839  130,000(4)

(1) For the purpose of computing a benefit under the Plan on December 31, 1999, Harry O. Egger, William C. Fralick, J. William Stapleton, James R. Wilson, and Scott A. Gabriel have twenty-four (24), twenty-four (24), twenty-two
    (22), three (3) and five (5) years of credit service, respectively.

(2) The Bank maintains a Retirement Plan that provides for the payment of a monthly retirement benefit commencing, in most cases, at the normal retirement age of sixty-five (65). The benefits are purchased from contributions made by the employer from year to year. The amount of the benefit is determined pursuant to a formula contained in the Retirement Plan which, among other things, takes into account the employee's average earnings in the highest sixty (60) consecutive calendar months. Accrued benefits are fully vested after five (5) years of vesting service.

(3) ERISA 1999 maximum annual compensation limit of $160,000 used to determine these benefits.

(4) Maximum IRC Section 415 annual pension payable in 1999 assuming a minimum of ten (10) years participation.

Supplemental Executive Retirement Plan (SERP):

The Board of Directors, at the recommendation of the Executive Compensation Committee, adopted a SERP for the benefit of Harry O. Egger in December, 1999. The SERP, a non-qualified benefit plan, is designed to restore pension benefits lost as a result of the ERISA maximum annual compensation limit imposed on the calculation of the annual retirement benefit. The 1999 SERP expense was $900,569 for the prior service and interest expense. The SERP provides Harry O. Egger a benefit of $153,320 payable annually beginning at age 65 with the benefit being reduced in the event of early retirement.

STOCK OPTION PLANS

The Corporation's Stock Option Plans are administered by the Board of Directors of the Corporation. Under the terms of the Plans, the Corporation may grant stock options to Officers and Employees. The options, which must be granted at fair market value, expire ten (10) years from the date of grant.
All outstanding incentive stock options entitle the holder to purchase shares at prices equal to the fair market value of the shares on the dates the options were granted. The fair market value of a share of the Corporation's Common Stock was $28.50 as of December 31, 1999.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     and Fiscal Year End Option Values


                                                                       Number of
                                                                       Securities         Value of
                                                                       Underlying        Unexercised
                                                                      Unexercised         In-the-Money
                                                                       Options at          Options at
                                           Shares                       12/31/99            12/31/99
                               Option    Acquired on      Value       Exercisable/         Exercisable/
              Name              Plan       Exercise     Realized (1)   Unexercisable     Unexercisable (2)
                                 (#)         ($)           (#)            ($)
----------------------------------------------------------------------------------------------------------
         Harry O. Egger          1987         0             0          3,360 / 2,240     $40,320 / $26,880
                                 1995         0             0          5,040 / 3,360     $60,480 / $40,320
                                 1998         0             0              0 / 5,800          $0 /      $0

         James R. Wilson         1998         0             0              0 / 4,000          $0 /      $0

         Scott A. Gabriel        1998         0             0              0 / 4,000          $0 /     $0

         William C. Fralick      1987         0             0          3,360 / 2,240     $40,320 / $26,880
                                 1995         0             0          5,040 / 3,360     $60,480 / $40,320
                                 1998         0             0              0 / 4,000          $0 /      $0

         J. William Stapleton    1987     1,120      $ 29,680          1,120 / 2,240     $13,440 / $26,880
                                 1995     1,680      $ 44,520          1,680 / 3,360     $20,160 / $40,320
                                 1998         0             0              0 / 4,000          $0 /      $0

(1) The "Value Realized" is equal to the difference between the option exercise price and the fair market value of Security Banc Corporation stock on the date of exercise.

(2) The "Value of Unexercised In-The-Money Options at 12-31-99" is equal to the difference between the option exercise price and Security Banc Corporation's stock closing price on December 31, 1999 of $28.50.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

The Corporation's banking subsidiary has, and expects in the future to have, transactions with corporations in which Directors and Officers of the Company are active as Directors, Officers, or substantial Shareholders. These transactions are undertaken in the ordinary course of business and on substantially the same terms and conditions as comparable transactions with other corporations. The Bank has made, and expects in the future to make, loans to such Directors, Officers and their associates. These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present any other unfavorable terms.

The firm of Gorman, Veskauf, Henson & Wineberg, Attorneys-at-Law of which Thomas
J. Veskauf is a partner was paid fees for various legal services performed for the Corporation during the year ended December 31, 1999.

RELATIONSHIP WITH CERTIFIED PUBLIC ACCOUNTANT

The Security Banc Corporation Board of Directors has retained the professional services of Ernst & Young LLP, Certified Public Accountants for 2000. The Corporation's financial statements for the previous fiscal year were examined by Ernst & Young LLP.

SHAREHOLDER PROPOSALS

Shareholders of the Corporation who wish to make a proposal to be included in the Proxy Statement for the Corporation's 2001 Annual Meeting of Shareholders which, unless changed, will be held on April 17, 2001, must cause such proposal to be received by the Corporation at its principal office no later than November 17, 2000. Each proposal submitted should be accompanied by the name and address of the Shareholder submitting the proposal and number of shares owned. The proxy rules, as implemented by the Securities Exchange Act of 1934, govern the content and form of Shareholder proposals. All proposals must be a proper subject for action at the 2001 Annual Meeting. If any shareholder who intends to propose any other matter to be acted upon at the 2001 Annual Meeting of Shareholders does not inform the Corporation of such matter by January 31, 2001, the persons named as proxies for the 2001 Annual Meeting of Shareholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the proxy statement for that meeting.

OTHER BUSINESS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting, and no shareholder has informed the Corporation of any intention to propose any other matter to be acted upon at the meeting. However, if any other matters do come before such meeting or an adjournment thereof, it is intended that the holders of the proxies will vote in accordance with the recommendation of Management.

/s/Harry O. Egger
-----------------
Harry O. Egger
Chairman of the Board and Chief Executive Officer

March 17, 2000

FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE AFTER MARCH 31, 2000. TO OBTAIN A COPY, CALL (937) 324-6874 OR WRITE TO SHAREHOLDER RELATIONS, SECURITY BANC CORPORATION, 40 SOUTH LIMESTONE STREET, SPRINGFIELD, OHIO 45502.

                                REVOCABLE PROXY
                           SECURITY BANC CORPORATION

     [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                            PROXY FOR ANNUAL MEETING
                                 APRIL 18, 2000


KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of Security Banc Corporation, Springfield, Ohio do hereby nominate and constitute and appoint David P. Beard and Roberta K. Greenland or any one of them with full power to act alone my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all the Common Stock of said Corporation, standing in my name on its books on February 29, 2000, at the Annual Meeting of its Shareholders to be held at The Springfield Inn, 100 South Fountain Avenue, Springfield, Ohio, on Tuesday, April 18, 2000, at 1:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect three directors of Class III:

   Larry E. Kaffenbarger
   Chester L. Walthall
   Robert A. Warren


                                                        For All
               [   ] For      [   ] Withhold      [   ] Except



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below. This proxy confers discretionary authority to vote "for" the proposition listed above unless otherwise indicated. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

--------------------------------------------------------------------------------

The Board of Directors recommends a vote "for" the proposition listed above. This proxy is solicited on behalf of the Corporation's Board of Directors and may be revoked prior to its exercise. Please sign and date this proxy and return it in the enclosed envelope.


                         Please be sure to sign and date
                          this Proxy in the box below.

                       __________________________________
                                      Date

                       __________________________________
                             Shareholder sign above

                       __________________________________
                         Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE ACT PROMPTLY SIGN, DATE AND MAIL YOUR PROXY CARD TODAY